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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2003

                          MARRIOTT INTERNATIONAL, INC.

             (Exact name of registrant as specified in its charter)

         Delaware                    1-13881                       52-2055918
  (State of incorporation)     (Commission File No.)     (IRS Employer Identification No.)


                  10400 Fernwood Road, Bethesda, Maryland 20817
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (301) 380-3000

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On March 31, 2003, Marriott International, Inc. issued a news release announcing that it had completed the sale of its Marriott Senior Living Services management business to Sunrise Assisted Living, Inc. and the assets of nine Marriott Senior Living Services communities to CNL Retirement Properties, Inc. A copy of the news release is attached as Exhibit 99 and incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following exhibit is filed with this report:

Exhibit 99--Press Release dated March 31, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MARRIOTT INTERNATIONAL, INC.

Date: April 1, 2003                         By: /s/  Michael J. Green
                                            ------------------------------------
                                            Michael J. Green
                                            Vice President, Finance and
                                            Principal Accounting Officer

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                                  EXHIBIT INDEX

Exhibit No.    Description
----------     -----------
Exhibit 99     Marriott International, Inc. news release dated March 31, 2003.